GLOBAL X FUNDS
(the “Trust”)

Global X S&P 500 Covered Call ETF (HSPX)

SUPPLEMENT DATED JUNE 2, 2020
TO THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE ABOVE SERIES OF THE TRUST DATED MARCH 1, 2020, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME

This supplement supersedes and replaces in its entirety the supplement dated June 1, 2020 related to the Global X S&P 500 Covered Call ETF (the “Fund”). The following changes will take effect for the Fund on or around August 21, 2020:

	Current	New
Index Name	CBOE S&P 500 2% OTM BuyWrite Index	CBOE S&P 500 BuyWrite Index
Index Description
The CBOE S&P 500® 2% OTM BuyWrite Index is a benchmark index that measures the performance of a theoretical portfolio that holds a portfolio of the stocks included in the S&P 500® Index ("S&P 500 Index"), and "writes" (or sells) a succession of one-month out-of-the-money S&P 500 Index covered call options.

The CBOE S&P 500® BuyWrite Index is a benchmark index that measures the performance of a theoretical portfolio that holds a portfolio of the stocks included in the S&P 500® Index ("S&P 500 Index"), and "writes" (or sells) a succession of one-month at-the-money S&P 500 Index covered call options.

The current index is the CBOE S&P 500 2% OTM BuyWrite Index (the “Current Index”). The Current Index measures the performance of a theoretical portfolio that holds a portfolio of the stocks included in the S&P 500® Index ("S&P 500 Index"), and "writes" (or sells) a succession of one-month out-of-the-money S&P 500 Index covered call options. The new index is the CBOE S&P 500 BuyWrite Index (the “New Index”). The New Index measures the performance of a theoretical portfolio that holds a portfolio of the stocks included in the S&P 500® Index ("S&P 500 Index"), and "writes" (or sells) a succession of one-month at-the-money S&P 500 Index covered call options.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE